Exhibit 99.1

Compuware Announces Q3 Results

DETROIT--January 26, 2012--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its third quarter ended December 31, 2011.

“The growth Compuware delivered across its business in Q3 confirms that we have built the right portfolio for consistently increasing revenue and earnings going forward,” said Compuware CEO Bob Paul. “Compuware remains poised to deliver its largest year-over-year increase in full-year revenues in a dozen years, and we will use those results as a catapult into a profitable year of growth in FY ’13. To immediately optimize our ability to do so, we have sharply focused our team on enhancing sales execution and better expense management throughout the organization.”

Third Quarter Fiscal Year 2012 Results

During the company’s third quarter:

•	software license fees were $57.1 million, compared to $60.2 million in Q3 last year;
•	maintenance fees were $106.8 million, up from $106.3 million in Q3 last year;
•	subscription fees were $19.9 million, up from $17.8 million in Q3 last year;
•	revenue from professional services was $50.6 million, up from $48.3 million in Q3 last year;
•	application services fees were $18.6 million, up from $14.4 million in Q3 last year.

During the third quarter, total revenues were $253.1 million, up from $247.0 million in the third quarter last year. Third quarter net income was $21.6 million, and earnings per share were ten cents, based on 221.9 million shares outstanding. In Q3 of the previous year, net income was $34.0 million, and earnings per share were 15 cents based on 225.2 million shares outstanding. The decrease in net income was primarily due to increased investments in Compuware’s APM business unit, including acquisition-related expenses.

Third Quarter Fiscal Year 2012 Highlights

During the third quarter, Compuware:

•
Began working with the Google Page Speed team and using the Compuware Gomez platform® to make it easier for organizations to optimize mobile web application performance through best practices and tools.

•
Announced that esure, a leading provider of insurance in the UK, chose Compuware dynaTrace as its platform for application performance management; hybris also now offers the dynaTrace Application Performance Management solution in its eCommerce platform.

•
Launched new international mobile website performance benchmarks in France and Germany as well as the Compuware Gomez® China Portal 2.0. Additionally, Compuware introduced new website performance benchmarks for the credit card industry.

•
Announced that Covisint was accepting PQRS (Physician Quality Reporting System) submissions, which is helping Intermountain Healthcare, an internationally recognized nonprofit health system based in Salt Lake City, earn nearly $1 million in PQRS incentives granted by the Centers for Medicare and Medicaid (CMS) for PQRS.

Compuware Announces Q3 results
January 26, 2012

•
Announced on CloudSleuth the one-year average results of the top 25 cloud service providers' global performance rankings. These rankings help those shopping for a cloud service provider to compare and track providers' global performance and make informed cloud purchasing decisions.

•	Revealed the innovations and successes of its top partners from around the world at the 2011 Compuware Partner Connect Summit

•	Announced that Comdata Network, Inc. has implemented a Compuware Professional Services’ test automation process.

•
Partnered the Compuware Test Data Privacy Solution with Dataguise, a leading innovator of enterprise security intelligence solutions, to protect employee and customer personally identifiable information.

•
Deployed its Compuware Changepoint Software as a Service solution for professional services automation at Brisbane, Australia-based Unidel. Additionally, Dynamic Risk Assessment Systems selected Compuware Changepoint for professional services automation.

•
Released the results of an independent research study conducted by Vanson Bourne, exploring mainframe use in the enterprise. Additionally announced the findings of an international study examining the impact of new technology trends and models driven by business and end-user demands, along with releasing the top retail Web and mobile site performers for Cyber Monday based on the Compuware Performance Index.

•
Announced the availability of the eBook: "Web Load Testing for Dummies," written by Scott Barber, Founder and Chief Technologist at PerfTestPlus, and Colin Mason, Compuware's Web Load Testing Product Manager. Together they explore the importance of web load testing and its impact on business.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

###

Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (22:00 GMT) today. To join the conference call, interested parties in the United States should call 800-230-1085. For international access, the conference call number is +1-612-288-0329. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 230756. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Compuware Announces Q3 results
January 26, 2012

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF DECEMBER 31,
ASSETS
	2011	2010
CURRENT ASSETS:
Cash and cash equivalents	$82,201	$81,863
Accounts receivable, net	470,724	517,775
Deferred tax asset, net	47,460	49,861
Income taxes refundable	4,634	4,624
Prepaid expenses and other current assets	32,283	30,675
Total current assets	637,302	684,798

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	326,099	334,482

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	117,175	86,133

ACCOUNTS RECEIVABLE	216,735	192,470
DEFERRED TAX ASSET, NET	40,789	32,061
GOODWILL	797,163	608,228
OTHER ASSETS	35,547	33,664

TOTAL ASSETS	$2,170,810	$1,971,836

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$16,805	$18,139
Current portion of long term debt	110,000	-
Accrued expenses	107,512	97,422
Income taxes payable	19,073	21,304
Deferred revenue	435,219	449,342
Total current liabilities	688,609	586,207

DEFERRED REVENUE	356,693	354,296

ACCRUED EXPENSES	27,908	36,420

DEFERRED TAX LIABILITY, NET	77,100	56,638
Total liabilities	1,150,310	1,033,561

SHAREHOLDERS' EQUITY:
Common stock	2,188	2,185
Additional paid-in capital	681,359	636,713
Retained earnings	355,650	297,419
Accumulated other comprehensive income (loss)	(18,697)	1,958
Total shareholders' equity	1,020,500	938,275

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,170,810	$1,971,836

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,

	2011	2010	2011	2010
REVENUES:
Software license fees	$57,121	$60,152	$152,958	$139,095
Maintenance fees	106,843	106,321	322,908	314,159
Subscription fees	19,931	17,841	58,156	48,769
Professional services fees	50,575	48,332	157,403	139,576
Application services fees	18,587	14,379	52,302	37,780
Total revenues	253,057	247,025	743,727	679,379

OPERATING EXPENSES:
Cost of software license fees	4,844	3,745	13,150	10,428
Cost of maintenance fees	9,603	8,735	28,907	23,842
Cost of subscription fees	7,291	6,539	22,192	17,984
Cost of professional services	45,277	41,092	136,496	121,661
Cost of application services	17,265	12,719	53,934	34,159
Technology development and support	27,265	22,517	78,706	65,951
Sales and marketing	69,683	62,437	197,255	176,648
Administrative and general	39,236	39,760	122,717	115,977
Total operating expenses	220,464	197,544	653,357	566,650

INCOME FROM OPERATIONS	32,593	49,481	90,370	112,729

OTHER INCOME (EXPENSE), NET	231	1,376	1,221	3,103

INCOME BEFORE INCOME TAXES	32,824	50,857	91,591	115,832

INCOME TAX PROVISION	11,236	16,858	30,339	43,196

NET INCOME	$21,588	$33,999	$61,252	$72,636

DILUTED EPS COMPUTATION
Numerator: Net income	$21,588	$33,999	$61,252	$72,636
Denominator:
Weighted-average common shares outstanding	218,534	218,683	218,427	221,490
Dilutive effect of stock options	3,349	6,475	4,134	3,622
Total shares	221,883	225,158	222,561	225,112
Diluted EPS	$0.10	$0.15	$0.28	$0.32

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	NINE MONTHS ENDED
	DECEMBER 31,
	2011	2010
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$61,252	$72,636
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	44,706	37,300
Stock award compensation	17,555	13,387
Deferred income taxes	7,460	7,554
Other	221	561
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	(14,201)	(23,489)
Prepaid expenses and other current assets	1,940	14,572
Other assets	(3,451)	(1,514)
Accounts payable and accrued expenses	783	(11,882)
Deferred revenue	(53,184)	(77,463)
Income taxes	10,604	4,123
Net cash provided by operating activities	73,685	35,785

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	(249,337)	(18,165)
Property and equipment	(15,879)	(13,328)
Capitalized software	(18,346)	(12,877)
Other	(575)	-
Net cash used in investing activities	(284,137)	(44,370)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	180,200	-
Payments on borrowings	(70,200)	-
Net proceeds from exercise of stock awards including excess tax benefits	8,503	53,331
Employee contribution to common stock purchase plans	2,101	1,892
Repurchase of common stock	(4,259)	(116,600)
Net cash provided by (used in) financing activities	116,345	(61,377)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(3,936)	1,928

NET DECREASE IN CASH AND CASH EQUIVALENTS	(98,043)	(68,034)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	180,244	149,897

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$82,201	$81,863

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER			QUARTER
	ENDED			ENDED
	DEC 31,		YR - YR	SEP 30,	QTR - QTR
	2011	2010	% Chg	2011	% Chg
Total Product Software Revenue by Geography
North America	$98,068	$96,171	2.0%	$107,989	(9.2%)
International	85,827	88,143	(2.6%)	81,903	4.8%

Deferred License Fees
Current	$26,952	$42,813	(37.0%)	$30,120	(10.5%)
Long-term	12,270	28,650	(57.2%)	14,361	(14.6%)

Deferred Maintenance
Current	$323,485	$324,349	(0.3%)	$309,689	4.5%
Long-Term	305,549	291,904	4.7%	275,379	11.0%

Deferred Subscription
Current	$50,444	$51,355	(1.8%)	$49,314	2.3%
Long-Term	13,265	12,114	9.5%	14,412	(8.0%)

Deferred Professional Services	$20,361	$18,033	12.9%	$18,845	8.0%

Deferred Application Services	$39,586	$34,420	15.0%	$38,989	1.5%

Other:
Total Company Headcount	4,722	4,329	9.1%	4,720	0.0%

Total DSO (Billed)	88.0	95.4		66.8
Total DSO	167.4	188.6		149.7

Stock-based compensation Expense

Cost of maintenance fees	202	190	6.3%	274	(26.3%)
Cost of subscription fees	(68)	33	(306.1%)	32	(312.5%)
Cost of professional services	54	118	(54.2%)	40	35.0%
Cost of application services	254	140	81.4%	515	(50.7%)
Technology development and support	575	318	80.8%	750	(23.3%)
Sales and marketing	1,493	1,272	17.4%	1,767	(15.5%)
Administrative and general	3,062	2,121	44.4%	3,282	(6.7%)

Total stock-based compensation expense before income taxes	$5,572	$4,192	32.9%	$6,660	(16.3%)

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

December 31, 2011

Software license fees	$24,360	$3,513	$26,720	$2,528	$-	$-	$-	$57,121
Maintenance fees	19,441	3,895	75,782	7,725	-	-	-	106,843
Subscription fees	19,379	552	-	-	-	-	-	19,931
Professional services fees	8,893	4,517	558	981	35,626	-	-	50,575
Application services fees	-	-	-	-	-	18,587	-	18,587
Total revenues	72,073	12,477	103,060	11,234	35,626	18,587	-	253,057

Operating expenses	82,118	11,683	24,721	5,044	31,794	17,265	47,839	220,464

Income (loss) from operations	$(10,045)	$794	$78,339	$6,190	$3,832	$1,322	$(47,839)	$32,593
Contribution margin %	(13.9%)	6.4%	76.0%	55.1%	10.8%	7.1%		12.9%

December 31, 2010

Software license fees	$21,059	$1,545	$34,877	$2,671	$-	$-	$-	$60,152
Maintenance fees	17,194	3,742	77,838	7,547	-	-	-	106,321
Subscription fees	17,841	-	-	-	-	-	-	17,841
Professional services fees	5,937	4,141	1,784	1,354	35,116	-	-	48,332
Application services fees	-	-	-	-	-	14,379	-	14,379
Total revenues	62,031	9,428	114,499	11,572	35,116	14,379	-	247,025

Operating expenses	63,450	11,680	26,419	4,932	29,108	12,719	49,236	197,544

Income (loss) from operations	$(1,419)	$(2,252)	$88,080	$6,640	$6,008	$1,660	$(49,236)	$49,481
Contribution margin %	(2.3%)	(23.9%)	76.9%	57.4%	17.1%	11.5%		20.0%

September 30, 2011

Software license fees	$18,329	$2,136	$38,456	$2,790	$-	$-	$-	$61,711
Maintenance fees	19,129	3,913	78,019	8,019	-	-	-	109,080
Subscription fees	18,599	502	-	-	-	-	-	19,101
Professional services fees	6,787	4,300	1,569	1,072	39,528	-	-	53,256
Application services fees	-	-	-	-	-	17,548	-	17,548
Total revenues	62,844	10,851	118,044	11,881	39,528	17,548	-	260,696

Operating expenses	79,932	10,944	24,129	5,151	31,662	19,835	50,883	222,536

Income (loss) from operations	$(17,088)	$(93)	$93,915	$6,730	$7,866	$(2,287)	$(50,883)	$38,160
Contribution margin %	(27.2%)	(0.9%)	79.6%	56.6%	19.9%	(13.0%)		14.6%

(1)	Unallocated expenses include costs associated with finance, human resources, legal, administration, internal technology and other corporate expenses.

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Nine Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

December 31, 2011

Software license fees	$54,142	$7,643	$83,874	$7,299	$-	$-	$-	$152,958
Maintenance fees	57,003	11,647	230,776	23,482	-	-	-	322,908
Subscription fees	56,639	1,517	-	-	-	-	-	58,156
Professional services fees	22,646	12,487	3,960	3,259	115,051	-	-	157,403
Application services fees	-	-	-	-	-	52,302	-	52,302
Total revenues	190,430	33,294	318,610	34,040	115,051	52,302	-	743,727

Operating expenses	231,489	33,989	72,926	15,595	95,045	53,934	150,379	653,357

Income (loss) from operations	$(41,059)	$(695)	$245,684	$18,445	$20,006	$(1,632)	$(150,379)	$90,370
Contribution margin %	(21.6%)	(2.1%)	77.1%	54.2%	17.4%	(3.1%)		12.2%

December 31, 2010

Software license fees	$53,520	$6,145	$72,346	$7,084	$-	$-	$-	$139,095
Maintenance fees	47,912	10,904	233,465	21,878	-	-	-	314,159
Subscription fees	48,769	-	-	-	-	-	-	48,769
Professional services fees	15,404	11,489	4,918	3,390	104,375	-	-	139,576
Application services fees	-	-	-	-	-	37,780	-	37,780
Total revenues	165,605	28,538	310,729	32,352	104,375	37,780	-	679,379

Operating expenses	177,527	34,370	73,591	14,231	87,748	34,159	145,024	566,650

Income (loss) from operations	$(11,922)	$(5,832)	$237,138	$18,121	$16,627	$3,621	$(145,024)	$112,729
Contribution margin %	(7.2%)	(20.4%)	76.3%	56.0%	15.9%	9.6%		16.6%

(1)	Unallocated expenses include costs associated with finance, human resources, legal, administration, internal technology and other corporate expenses.